Exhibit 99
Lehman Brothers 2008 Financial Services Conference May 20, 2008

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

M&T - A Name known in Buffalo since 1856 One of the 20 Largest U.S. Banks $10.3 Billion Market Cap $66 Billion in assets 687 branches in 7 States and the District of Columbia Serving customers in 1.8 million households and +150,000 businesses 13,300+ employees 1,500+ ATM's

M&T Bank Corporation 2008 Q1 Results & Operating Philosophy Investments/Initiatives Shareholder Focus = Long Term Performance

Earnings Summary 1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: 1Q2007 = $11.2MM, 4Q2007 = $9.7MM, 1Q2008 = $11.2MM. Merger-related expenses net of tax: 4Q2007 = $9.1MM, 1Q2008 = $2.2MM ($ in millions, except EPS)

Benefit from Visa IPO $33mm or $0.18 per share securities gain $15mm or $0.08 per share partial reversal of 4Q07 accrual Net interest margin - 3.38%, down 7bp from 4Q07 3bp from the full quarter effect of PRTR/FHN acquisitions 4bp from issuance of $400mm sub-debt; $350mm Trust preferred Average loans up 22% annualized from 4Q07; 17% ex- acquisitions EOP loans up 11% annualized from 12/31/07 First Quarter 2008 Highlights

Key Ratios Excludes amortization related to intangible assets and merger-related expenses. Net Operating Income less dividends paid over average tangible common equity. Excludes Securities Gains/(Losses). 2006 FY 2007 FY 1Q07 Actual 4Q07 Actual 1Q08 Actual Net Interest Margin 3.70% 3.60% 3.64% 3.45% 3.38% Return on Assets: Tangible (1) 1.67% 1.27% 1.40% 0.57% 1.41% GAAP 1.50% 1.12% 1.25% 0.42% 1.25% Return on Common Equity: Tangible (1) 29.55% 22.58% 24.11% 10.49% 27.86% GAAP 13.89% 10.47% 11.38% 4.05% 12.49% Capital Generation Rate (2) 21.17% 13.54% 15.64% 0.86% 17.91% Equity to Assets - Tangible (1) 5.84% 5.01% 5.73% 5.01% 4.94% Efficiency Ratio - Tangible (1) (3) 51.51% 52.77% 55.09% 54.30% 52.85% Allowance to Loans (EOP) 1.51% 1.58% 1.52% 1.58% 1.57% Net Charge-Offs to Avg. Loans 0.16% 0.26% 0.16% 0.46% 0.38%

Net Interest Margin Source: SNL Interactive. Note: Top 50 banks based on asset size as of March 31, 2008.

Operating Philosophy Consistent and conservative philosophy Longstanding culture - developed through history of very high insider ownership Shareholder oriented decision making Diverse business mix and geography

Tangible Capital Generation - Q1 2008 Source: SNL Interactive.

Allowance to Loans - Q1 2008 Source: SNL Interactive

Allowance Coverage of Net Charge-Offs (in years) - Q1 2008 Source: SNL Interactive

Consistent Credit Culture Operate Community Banking business model 14-region banking footprint Relationship lender, not a transaction lender Little appetite for syndicated loans Small, niche-focused investment banking capability Don't tighten and loosen credit standards through cycles Disciplined pricing approach Underwrite our own consumer loans

Investment Securities - Portfolio Composition As of March 31, 2008

M&T Bank Corporation - As at Loans* Investor CRE 24% Consumer 23% Prime 10% Alt-A 2% Residential Const. & Dev. 4% Owner Occupied CRE 9% Commercial & Industrial 28% Residential Real Estate 12% Commercial Real Estate 37% As of 3/312008

As of March 31, 2008 NPL Size # of Credits % $ 000s % >$15.0 MM 2 0% $66,819 13% $5 to $15 MM 4 0% 39,178 8% $1 to $5 MM 25 0% 54,347 11% < $1 MM 11,707 100% 334,176 68% TOTAL 11,738 100% $494,520 100% Granularity of Non-Performing Loans

Consumer Loans - 30-89 day Delinquency EOP Trend1 Note: Computed from loan and delinquency balances as reported in FRY9C Total Loan $ MM 6,513 Alt A $ MM 1,077% 17% Q108 Alt A exposure Total Loan $ MM 562 Alt A $ MM 54% 10% Q108 Alt A exposure

Consumer Loans - Net Charge Off Ratios Note: Computed from loan and net charge-off balances as reported in FRY9C. EOP loan balances used to compute average loan balances. Q108 net charge-offs are as reported. NCO ratio for Q108 is annualized.

Historical Credit Cycle - Annual Trend, 1991-1Q08 Source: SNL Interactive. Note: Top 50 banks based on asset size as of March 31, 2008.

Loan growth slowing from pace of past two quarters Targeting growth in the mid-to-upper single digits for remainder of the year Strength in C&I / CRE Slow or no growth in consumer / residential mortgages Focus on deposit growth - multiple initiatives Outlook

Continued modest NIM pressure Focus on expenses - esp. PRTR synergies NCOs continue to trend higher No share repurchase until capital ratios back to target range Outlook

M&T Bank Corporation 2008 Q1 Results & Operating Philosophy Investments/Initiatives Shareholder Focus = Long Term Performance

Economically Diverse Footprint

Operating Efficiency Ratio Note: Ratio excludes amortization expense associated with intangible assets, merger-related expenses, and G/L on investment securities. Source: SNL Interactive. Note: Top 50 banks based on asset size as of March 31, 2008.

2008 Planned Growth in Operating Expenses Initiatives Partners & First Horizon Core Franchise 29% of growth 33% of growth 38% of growth

Investments/Initiatives Segmented growth strategy Region's Growth Profile and M&T's Share Investments & Initiatives Vary by Market

Low share - high growth Moderate share - high growth High share - reliable growth Key: Western New York Rochester Syracuse Southern Albany/ Hudson Valley North Tarrytown NYC New Jersey Northern PA Central & Western PA Southeast PA Philadelphia Chesapeake Baltimore Gtr. Washington Differences in market share and relative growth rates require region- specific growth strategies Segmented Growth Strategy

Strengthens M&T's Market Position in Upstate NY Partners Trust branches M&T Bank Corporation branches Syracuse Utica-Rome Binghamton

Increased Focus on I-One* Region 22% CAGR Net Income from I-One region as a percentage of Total Bank Net Income Includes Greater Baltimore, Greater Washington, D.C., Chesapeake and Southeastern PA regions.

Distribution Network - Total Activity Since 2003, M&T has made a concerted effort to update and expand the branch network into higher growth corridors. Over the past 24 months, actions taken include: BWI Airport Branch de novo 7 additional de-novo branches 9 branch renovations 12 branch relocations Acquired 11 Mid-Atlantic branches Over the next two years we will continue fine tune the existing branch system through additional renovations/relocations while selectively adding de-novo branches in three targeted communities in the Maryland suburbs of Washington DC

Metro Markets Focused on Commercial Business lines (Middle Market, Healthcare, Real Estate, Business Banking). Opened Saddle Brook office in Bergen County, NJ in December 2007. Continued investments in these markets.

M&T Bank Corporation 2008 Q1 Results & Operating Philosophy Investments/Initiatives Shareholder Focus = Long Term Performance

M&T Bank Corporation - Consistent Performance Consistent Growth in Net Operating Earnings* 19% CAGR since 1983 9% CAGR over past 10 years Consistent Growth in Dividends* 18% CAGR since 1983 Ranked in top 10 of Top 50 banks for 10 year stock price performance** * Through December 31, 2007 ** From 3/31/1998 to 3/31/2008

Return of Capital to Shareholders Cumulative Capital Retained, Dividends and Share Repurchases 1983 - Q1 2008 $2.6 Billion $2.0 Billion $1.1 Billion Share Repurchases Dividends Capital Retained 3244.2 1582.9 2157 $3.2 Billion $2.2 Billion $1.6 Billion

What Makes M&T Unique?* Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees * As of 2/28/07. Includes options & deferred bonus shares. 48.1% 21.4% 6.1% 24.4%

21.6% Annual rate of return since 1980* 19th best return of the entire universe of almost 800 U.S. based stocks that have traded publicly since 1980 $3,999 invested in M&T in 1980 would be worth $1 million today M&T Bank Corporation... a solid investment *CAGR calculated assuming reinvestment of dividends through March 31, 2008 Source: IDC & Factset

Lehman Brothers 2008 Financial Services Conference May 20, 2008

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation * Excludes gain/loss on sale of securities. Net Income and Earnings Per Share 1Q08 4Q07 1Q07 2007 2006 $'s in millions Net income $202.2 $64.9 $176.0 $654.3 $839.2 Intangible amortization, net of tax 11.2 9.7 11.2 40.5 38.5 Merger-related expenses, net of tax 2.2 9.1 - 9.0 3.0 Net operating income $215.6 $83.7 $187.2 $703.8 $880.7 Earnings Per Share Diluted earnings per share $1.82 $0.60 $1.57 $5.95 $7.37 Intangible amortization, net of tax 0.10 0.09 0.10 0.37 0.33 Merger-related expenses, net of tax 0.02 0.08 - 0.08 0.03 Diluted net operating earnings per share $1.94 $0.77 $1.67 $6.40 $7.73 Efficiency Ratio $'s in millions Non-interest expenses $425.7 $445.5 $399.0 $1,627.7 $1,551.7 less: intangible amortization 18.5 16.0 18.4 66.5 63.0 less: merger-related expenses 3.5 14.9 - 14.9 5.0 Adjusted net operating expenses $403.7 $414.6 $380.6 $1,546.3 $1,483.7 Adjusted T.E. revenues* $763.8 $763.6 $691.0 $2,930.2 $2,880.5 Net operating efficiency ratio 52.9% 54.3% 55.1% 52.8% 51.5%

Reconciliation of GAAP and Non-GAAP Results of Operation Reconciliation of GAAP and Non-GAAP Results of Operation